UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 24, 2014

Rambus Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1050 Enterprise Way, Suite 700, Sunnyvale, California 94089
(Address of principal executive offices, including ZIP code)

(408) 462-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As indicated below, on April 24, 2014, the stockholders of Rambus Inc. approved amendments to the Rambus 2006 Equity Incentive Plan (to increase the number of shares of common stock reserved for issuance under such plan by 10,000,000 shares) and the Rambus 2006 Employee Stock Purchase Plan (to increase the number of shares of common stock reserved for issuance under such plan by 1,500,000 shares). The Board previously approved these amendments for the increases under both plans subject to stockholder approval.

Detailed summaries of the plans are set forth in the Rambus proxy statement for its 2014 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 14, 2014. The foregoing and the summaries contained in the proxy statement do not purport to be complete and are qualified in their entirety by reference to the full text of the plans and the related forms of agreements which are filed as exhibits hereto.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On April 24, 2014, Rambus held its 2014 Annual Meeting of Stockholders. There were 113,656,508 shares issued, outstanding and eligible to vote at the meeting as of the record date of February 28, 2014, of which 96,918,425 shares were represented at the meeting, constituting 85.27% of the outstanding shares entitled to vote. The proposals considered at the meeting are described in detail in the Company’s 2014 Proxy Statement. The proposal voted upon at the meeting and the vote with respect to each such matter are set forth below:

(i) Election of three Class I directors for a term of two years expiring in 2016:

Name	For	Against	Abstain	Broker Non-Votes
J. Thomas Bentley	67,789,003	1,757,741	61,439	27,310,242
Charles Kissner	67,125,525	2,422,795	59,863	27,310,242
David Shrigley	67,763,972	1,781,822	62,389	27,310,242

(ii) Advisory vote on executive compensation:

For:	Against:	Abstentions:	Broker Non-Votes:
63,748,716	5,277,986	581,481	27,310,242

(iii) Approval of amending the 2006 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under such plan by 10,000,000 shares:

For:	Against:	Abstentions:	Broker Non-Votes:
63,597,341	5,849,972	160,870	27,310,242

(iv) Approval of amending the 2006 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance under such plan by 1,500,000 shares:

For:	Against:	Abstentions:	Broker Non-Votes:
66,756,735	2,725,419	126,029	27,310,242

(v) Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the period ending December 31, 2014:

For:	Against:	Abstentions:
94,366,785	1,766,859	784,781

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

10.1	2006 Equity Incentive Plan, as amended.
10.2	Forms of agreements under the 2006 Equity Incentive Plan, as amended.
10.3	2006 Employee Stock Purchase Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2014	Rambus Inc.

/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

10.1	2006 Equity Incentive Plan, as amended.
10.2	Forms of agreements under the 2006 Equity Incentive Plan, as amended.
10.3	2006 Employee Stock Purchase Plan, as amended.